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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                       (Date of Earliest Event Reported):
                                  May 21, 2004

                                 ANTIGENICS INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                      000-29089               06-1562417
(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
Incorporation or Organization)            Number)            Identification No.)

                          630 FIFTH AVENUE, SUITE 2100
                            NEW YORK, NEW YORK 10111
              (Address of Principal Executive Offices and Zip Code)

                                 (212) 994-8200
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. Other Events.

         On May 21, 2004, Antigenics Inc. (the "Company") entered into a Right of First Refusal Agreement (the "Agreement") with Brad M. Kelley, an existing stockholder of the Company. A copy of the Agreement is filed herewith as Exhibit 4.1.

         On May 26, 2004, the stockholders of the registrant approved Amendment No.1 to the Antigenics Inc. 1999 Equity Incentive Plan (the "Plan") to increase the number of shares of the registrant's common stock available under the Plan from 6 million to 10 million. A copy of the Plan, as amended, is filed herewith as Exhibit 10.1.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits:

                  4.1 Right of First Refusal Agreement dated as of May 21, 2004, between Antigenics Inc. and Brad M. Kelley.

                  10.1     1999 Equity Incentive Plan, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ANTIGENICS INC.

Date: May 26, 2004                                   By: /s/ Garo H. Armen
                                                        _______________________
                                                         Garo H. Armen
                                                         Chief Executive Officer

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                                 EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:

Exhibit No.                               Description
-----------                               -----------
4.1           Right of First Refusal Agreement dated as of May 21, 2004, between
              Antigenics Inc. and Brad M. Kelley.

10.1          Amendment No. 2 to Antigenics Inc. 1999 Equity Incentive Plan.